New and Amended Standards and Interpretations - Schedule of Effects of the Adoption of IFRS 15 Standard in Consolidated Financial Statements Position (Parenthetical) (Detail) - Increase (Decrease) Due to Application of IFRS 15 [member] - USD ($)
$ in Thousands
12 Months Ended
	Jan. 01, 2018	Dec. 31, 2018
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Increase to frequent flyer deferred revenue	$ 192,925
Increase in air traffic liability	$ 6,840	$ 6,840